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                              STOCK PURCHASE AGREEMENT

     THIS STOCK PURCHASE AGREEMENT is dated as of May 27, 1998, between CITADEL TECHNOLOGY, INC., a Delaware corporation (the "Company"), and ICARUS INVESTMENTS I, LTD., a Texas limited partnership (the "Purchaser"). Except as otherwise indicated herein, capitalized terms used herein are defined in
SECTION 6 of this Agreement.

     WHEREAS, the Company desires to issue and sell the Shares (as defined in SECTION 1.1 below) to the Purchaser, and the Purchaser desires to purchase the Shares from the Company, on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                     ARTICLE I
                             AUTHORIZATION AND CLOSING

     1.1 AUTHORIZATION. The Company shall authorize the issuance and sale to Purchaser of two million (2,000,000) shares (the "Shares") of its Common Stock, par value $.01 per share (the "Stock").

     1.2  PURCHASE AND SALE OF THE SHARES. At the Closing (as defined in SECTION
1.3 below), the Company shall sell to Purchaser and, subject to the terms and conditions set forth herein, Purchaser shall purchase from the Company, the Shares at a price of $1.25 per share for an aggregate purchase price of two million five hundred thousand dollars ($2,500,000.00) (the "Purchase Price").

     1.3 THE CLOSING. The closing of the purchase and sale of the Shares to be purchased pursuant to SECTION 1.2 (the "Closing") shall take place at the offices of the Company, at 3811 Turtle Creek Boulevard, Suite 600, Dallas, Texas 75219 at 12:00 p.m. on May 27, 1998 or at such other place or on such other date as may be mutually agreeable to the Company and Purchaser. At the Closing, the Company shall deliver to Purchaser stock certificates evidencing the Shares to be purchased by Purchaser, registered in Purchaser's name, upon payment of the purchase price thereof by a cashier's or certified check, or by wire transfer of immediately available funds to such account as designated by the Company in the amount of the Purchase Price.

                                     ARTICLE II
                CONDITIONS OF PURCHASER'S OBLIGATION AT THE CLOSING

     The obligation of Purchaser to purchase and pay for the Shares at the Closing is subject to the satisfaction as of the Closing of the following conditions:

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     2.1  REPRESENTATIONS AND WARRANTIES.  The representations and warranties contained in SECTION 4 hereof shall be true and correct at and as of the Closing as though then made, except to the extent of changes caused by the transactions expressly contemplated herein.

     2.2 COMPLIANCE WITH APPLICABLE LAWS. The purchase of the Shares by Purchaser hereunder shall not be prohibited by any applicable law or governmental regulation, shall not subject Purchaser to any penalty, liability or, in Purchaser's sole judgment, other onerous conditions under or pursuant to any applicable law or governmental regulation, and shall be permitted by laws and regulations of the jurisdictions to which Purchaser is subject.

     2.3 WAIVER. Any condition specified in this SECTION 2 may be waived only if such waiver is set forth in a writing executed by Purchaser.

                                    ARTICLE III
                         TRANSFER OF RESTRICTED SECURITIES

3.1  TRANSFER OF RESTRICTED SECURITIES.

     (a) Restricted Securities are transferable only pursuant to (i) public offerings registered under the Securities Act, (ii) Rule 144 or Rule 144A of the Securities and Exchange Commission (or any similar rule or rules then in force) if such rule or rules are available and (iii) subject to the conditions specified in PARAGRAPH (b) below, any other legally available means of transfer.

     (b) In connection with the transfer of any Restricted Securities (other than a transfer described in subparagraph 3(i)(a) above), the holder thereof shall deliver written notice to the Company describing in reasonable detail the transfer or proposed transfer, together with an opinion of counsel which (to the Company's reasonable satisfaction) is knowledgeable in securities law matters to the effect that such transfer of Restricted Securities may be effected without registration of such Restricted Securities under the Securities Act. In addition, if the holder of the Restricted Securities delivers to the Company an opinion of such counsel that no subsequent transfer of such Restricted Securities shall require registration under the Securities Act, the Company shall promptly upon such contemplated transfer deliver new certificates for such Restricted Securities which do not bear the Securities Act legend set forth in
SECTION 7.3. If the Company is not required to deliver new certificates for such Restricted Securities not bearing such legend, the holder thereof shall not transfer the same until the prospective transferee has confirmed to the Company in writing its agreement to be bound by the conditions contained in this paragraph and SECTION 7.3.

     (c) Upon the request of Purchaser, the Company shall promptly supply to Purchaser or its prospective transferees all information regarding the Company required to be delivered in connection with a transfer pursuant to Rule 144A of the Commission.

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                                     ARTICLE IV
                   REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     As a material inducement to Purchaser to enter into this Agreement and purchase the Shares, the Company hereby represents and warrants to Purchaser that:

     4.1 ORGANIZATION AND CORPORATE POWER. The Company is a corporation duly organized, validly existing and in good standing under the laws of Delaware and is qualified to do business in every jurisdiction in which the failure to so qualify might reasonably be expected to have a material adverse effect on the financial condition, operating results, assets, operations or business prospects of the Company and its Subsidiaries taken as a whole. The Company has all requisite corporate power and authority and all material licenses, permits and authorizations necessary to own and operate its properties, to carry on its businesses as now conducted and presently proposed to be conducted and to carry out the transactions contemplated by this Agreement.

     4.2  CAPITAL STOCK AND RELATED MATTERS.

     (a) As of the Closing and immediately thereafter, the authorized capital stock of the Company shall consist of (1) 60,000,000 shares of Common Stock, of which (i) 21,774,388 shares are issued and outstanding as of May 6, 1998, and
(2) 1,000,000 shares of Preferred Stock, of which 50 shares of Series A Preferred Stock, 425 shares of Series C Preferred Stock, 2,000 shares of Series D Preferred Stock, and 5,000 shares of Series E Preferred Stock are outstanding. As of the Closing, the Shares shall be validly issued, fully paid and nonassessable.

     (b) There are no statutory or, to the best of the Company's knowledge, contractual stockholders preemptive rights or rights of refusal with respect to the issuance of the Shares hereunder. Based in part on the investment representations of Purchaser in SECTION 7.3 hereof, the Company has not violated any applicable federal or state securities laws in connection with the offer, sale or issuance of any of its capital stock, and the offer, sale and issuance of the Shares hereunder do not and will not require registration under the Securities Act or any applicable state securities laws.

     4.3 AUTHORIZATION; NO BREACH. The execution, delivery and performance of this Agreement and all other agreements contemplated hereby to which the Company is a party have been duly authorized by the Company. This Agreement and all other agreements contemplated hereby each constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms. The execution and delivery by the Company of this Agreement and all other agreements contemplated hereby to which the Company is a party, the offering, sale and issuance of the Shares hereunder and the fulfillment of and compliance with the respective terms hereof and thereof by the Company do not and will not (i) conflict with or result in a breach of the terms, conditions or provisions of,
(ii) constitute a default under, (iii) result in the creation of

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any lien, security interest, charge or encumbrance upon the Company's capital stock or assets pursuant to, (iv) give any third party the right to modify, terminate or accelerate any obligation under, (v) result in a violation of, or
(vi) require any authorization, consent, approval, exemption or other action by or notice to any court or administrative or governmental body pursuant to, the Certificate of Incorporation or bylaws of the Company, or any law, statute, rule or regulation to which the Company is subject, or any agreement, instrument, order, judgment or decree to which the Company is a party or by which it is bound.

     4.4 GOVERNMENTAL CONSENT, ETC. No permit, consent, approval or authorization of, or declaration to or filing with, any governmental authority is required in connection with the execution, delivery and performance by the Company of this Agreement or the other agreements contemplated hereby, or the consummation by the Company of any other transactions contemplated hereby or thereby.

     4.5 CLOSING DATE. The representations and warranties of the Company contained in this SECTION 4 and all information contained in any exhibit, schedule or attachment hereto or in any writing delivered by, or on behalf of, the Company to Purchaser shall be true and correct in all material respects on the date of the Closing as though then made, except as affected by the transactions expressly contemplated by this Agreement.

                                     ARTICLE IV
                                REGISTRATION RIGHTS

     (a) If any Restricted Securities are outstanding, the Company shall provide written notice to the Purchaser of its intention to file any registration statement with the Commission (other than a registration statement on Form S-8 or Form S-4) in connection with any public offering involving the Company's Common Stock. If the Purchaser desires to elect to sell its Restricted Securities in connection with the registration statement, the Purchaser shall provide written notice to the Company within five days of its intention to sell all or any multiple of 20% of its original Restricted Securities. The Company shall use its best efforts to include such Restricted Securities requested by the Purchaser in such registration statement, to the extent requisite to permit the public offering and sale of the Restricted Securities, and will use its best efforts to cause such registration statement to become effective as promptly as practicable. In the event the registration statement is filed on behalf of the Company (as opposed to other selling stockholders), if the managing underwriter or underwriters of the proposed offering advise the Company that the success of the offering would be materially and adversely affected by the inclusion of all of the shares requested to be included, then the number of shares to be included for any persons other than the Company shall be reduced or limited (i) as between the selling shareholders and the Company, in the sole and absolute discretion of the Board of Directors of the Company, and (ii) as between the selling shareholders, pro rata based upon the total number of shares held by such shareholders on a fully diluted basis. As used herein, the "Restricted Securities" shall not include Shares

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that have been previously sold or that may be resold pursuant to Rule 144 promulgated under the Act or other available exemption. Notwithstanding the foregoing, the Company shall in no event be required to keep any such registration or qualification in effect for a period in excess of 90 days or after two years from the date on which the Purchaser purchased such Restricted Securities.

     (b) In connection with registration of securities pursuant to this Section, the Purchaser shall pay all fees and expenses with respect to its shares, including the proportionate part, based upon the number of the Purchaser's shares sold in relation to all shares to be sold, of broker/dealer commissions, underwriting discounts, the expenses of such underwriter, and fees and disbursements of counsel of the Purchaser and any stock transfer taxes incurred with respect of the Restricted Securities of the Purchaser. The Company shall bear all other expenses incurred in connection with such registration statement, including Commission filing fees.

                                     ARTICLE VI
                                    DEFINITIONS

     6.1 For the purposes of this Agreement, the following terms have the meanings set forth below:

     "COMMON STOCK" means the Company's common stock, par value $.01 per share.

     "PERSON" means an individual, a partnership, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

     "RESTRICTED SECURITIES" means (i) the Shares issued hereunder and (ii) any securities issued with respect to the securities referred to in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Restricted Securities, such securities shall cease to be Restricted Securities when they have (A) been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (B) become eligible for sale pursuant to Rule 144(k) (or any similar provision then in force) under the Securities Act or (C) been otherwise transferred and new certificates for them not bearing the Securities Act legend set forth in SECTION 7.3 have been delivered by the Company in accordance with
SECTION 3.1(b). Whenever any particular securities cease to be Restricted Securities, the holder thereof shall be entitled to receive from the Company, without expense, new securities of like tenor not bearing a Securities Act legend of the character set forth in SECTION 7.3.

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     "SECURITIES ACT" means the Securities Act of 1933, as amended, or any similar federal law then in force.

     "SECURITIES EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any similar federal law then in force.

     "COMMISSION" means the Securities and Exchange Commission and includes any governmental body or agency succeeding to the functions thereof.

     "SUBSIDIARY" means any corporation of which the securities having a majority of the ordinary voting power in electing the board of directors are, at the time as of which any determination is being made, owned by the Company either directly or through one or more Subsidiaries.

                                    ARTICLE VII
                                   MISCELLANEOUS

     7.1 EXPENSES. Each party agrees to bear its own expenses associated with the transactions contemplated hereby.

     7.2 REMEDIES. The Purchaser shall have all rights and remedies set forth in this Agreement and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

     7.3 PURCHASER'S INVESTMENT REPRESENTATIONS. Purchaser hereby represents that it is an Accredited Investor as defined in Regulation D under the Securities Act, that it is acquiring the Restricted Securities purchased hereunder or acquired pursuant hereto for its own account with the present intention of holding such securities for purposes of investment, and that it has no intention of selling such securities in a public distribution in violation of the federal securities laws or any applicable state securities laws; provided that nothing contained herein shall prevent Purchaser and subsequent holders of Restricted Securities from transferring such securities in compliance with the provisions of ARTICLE III hereof. Each certificate for Restricted Securities shall be imprinted with a legend in substantially the following form:

          "The securities represented by this certificate were originally issued on June 1, 1998 and have not been registered under the Securities Act of 1933, as amended. The transfer of the securities represented by this certificate is subject to the conditions specified in the Stock Purchase Agreement, dated as of May 26, 1998, between the issuer (the "Company") and a certain investor, and the Company reserves the right to refuse the transfer of such securities until such conditions have been fulfilled with respect to such transfer. A copy of such

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     conditions shall be furnished by the Company to the holder hereof upon written request and without charge."

     7.4 CONSENT TO AMENDMENTS. Except as otherwise expressly provided herein, the provisions of this Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Purchaser or holders of a majority of the Shares. No other course of dealing between the Company and the holder of any Shares or any delay in exercising any fights hereunder or under the Certificate of Incorporation shall operate as a waiver of any rights of any such holders. For purposes of this Agreement, shares held by the Company or any Subsidiaries shall not be deemed to be outstanding.

     7.5 SURVIVAL OF REPRESENTATION AND WARRANTIES. All representations and warranties contained herein or made in writing by any party in connection herewith shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, regardless of any investigation made by Purchaser or on its behalf.

     7.6 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, and whether or not any express assignment has been made, the provisions of this Agreement which are for Purchaser's benefit as a purchaser or holder of Shares are also for the benefit of, and enforceable by, any subsequent holder of such Shares. The rights and obligations of Purchaser under this Agreement and the agreements contemplated hereby may be assigned by Purchaser at any time, in whole or in part, to any Subsidiary of Purchaser, or any successor thereto.

     7.7 GENERALLY ACCEPTED ACCOUNTING PRINCIPLES. Where any accounting determination or calculation is required to be made under this Agreement or the exhibits hereto, such determination or calculation (unless otherwise provided) shall be made in accordance with generally accepted accounting principles, consistently applied, except that if because of a change in generally accepted accounting principles the Company would have to alter a previously utilized accounting method or policy in order to remain in compliance with generally accepted accounting principles, such determination or calculation shall continue to be made in accordance with the Company's previous accounting methods and policies.

     7.8 SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

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     7.9  COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

     7.10 DESCRIPTIVE HEADINGS; INTERPRETATION. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a Section of this Agreement. The use of the word "including" in this Agreement shall be by way of example rather than by limitation.

     7.11 GOVERNING LAW. The corporate law of Delaware shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity and interpretation of this Agreement and the exhibits and schedules hereto shall he governed by and construed in accordance with the internal laws of the State of Texas, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Texas or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Texas.

     7.12 NOTICES. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable express courier service (charges prepaid), 48 hours after being deposited to the recipient by United States mail, first class, postage prepaid, or sent by facsimile. Such notices, demands and other communications shall be sent to Purchaser and to the Company at the address indicated below:

IF TO THE COMPANY:

Citadel Technology, Inc.
3811 Turtle Creek Boulevard, Suite 600
Dallas, TX 75219
Attention: Steven B. Solomon
Tel. No.: (214) 520-9292
Fax No.: (214) 520-0034

IF TO PURCHASER:

Icarus Investments I, Ltd.
8144 Walnut Hill, Suite 172
Dallas, TX 75231
Attention: Michael Ruff, President
Tel. No.: (214) 696-3250
Fax No.: (214) 696-0532

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or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

     7.13. ARBITRATION. THE PARTIES AGREE TO SUBMIT TO ARBITRATION, IN ACCORDANCE WITH THESE PROVISIONS, ANY DISPUTED CLAIM OR CONTROVERSY ARISING FROM OR RELATED TO THE ALLEGED BREACH OF THIS AGREEMENT. THE PARTIES FURTHER AGREE THAT THE ARBITRATION PROCESS AGREED UPON HEREIN SHALL BE THE EXCLUSIVE MEANS FOR RESOLVING ALL DISPUTES MADE SUBJECT TO ARBITRATION HEREIN, BUT THAT NO ARBITRATOR SHALL HAVE AUTHORITY TO EXPAND THE SCOPE OF THESE ARBITRATION PROVISIONS. ANY ARBITRATION HEREUNDER SHALL BE CONDUCTED UNDER THE PROCEDURES OF THE AMERICAN ARBITRATION ASSOCIATION (AAA). EITHER PARTY MAY INVOKE ARBITRATION PROCEDURES HEREIN BY WRITTEN NOTICE FOR ARBITRATION CONTAINING A STATEMENT OF THE MATTER TO BE ARBITRATED. THE PARTIES SHALL THEN HAVE FOURTEEN
(14) DAYS IN WHICH THEY MAY IDENTIFY A MUTUALLY AGREEABLE, NEUTRAL ARBITRATOR. AFTER THE FOURTEEN (14) DAY PERIOD HAS EXPIRED, THE PARTIES SHALL PREPARE AND SUBMIT TO THE AAA A JOINT SUBMISSION, WITH EACH PARTY TO CONTRIBUTE HALF OF THE APPROPRIATE ADMINISTRATIVE FEE. IN THE EVENT THE PARTIES CANNOT AGREE UPON A NEUTRAL ARBITRATOR WITHIN FOURTEEN (14) DAYS AFTER WRITTEN NOTICE FOR ARBITRATION IS RECEIVED, THEIR JOINT SUBMISSION TO THE AAA SHALL REQUEST A PANEL OF THREE ARBITRATORS WHO ARE PRACTICING ATTORNEYS WITH PROFESSIONAL EXPERIENCE IN THE FIELD OF CORPORATE LAW, AND THE PARTIES SHALL ATTEMPT TO SELECT AN ARBITRATOR FROM THE PANEL ACCORDING TO AAA PROCEDURES. UNLESS OTHERWISE AGREED BY THE PARTIES, THE ARBITRATION HEARING SHALL TAKE PLACE IN DALLAS, TEXAS, AT A PLACE DESIGNATED BY THE AAA. ALL ARBITRATION PROCEDURES HEREUNDER SHALL BE CONFIDENTIAL. EACH PARTY SHALL BE RESPONSIBLE FOR ITS COSTS INCURRED IN ANY ARBITRATION, AND THE ARBITRATOR SHALL NOT HAVE AUTHORITY TO INCLUDE ALL OR ANY PORTION OF SAID COSTS IN AN AWARD, REGARDLESS OF WHICH PARTY PREVAILS. THE ARBITRATOR MAY INCLUDE EQUITABLE RELIEF. ANY ARBITRATION AWARDED SHALL BE ACCOMPANIED BY A WRITTEN STATEMENT CONTAINING A SUMMARY OF THE ISSUES IN CONTROVERSY, A DESCRIPTION OF THE AWARD, AND AN EXPLANATION OF THE REASONS FOR THE AWARD.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

CITADEL TECHNOLOGY, INC.


By: /s/ Steven B. Solomon
   --------------------------------
     Steven B. Solomon, President

ICARUS INVESTMENTS I, LTD.

     By:  ICARUS INVESTMENTS, INC., General Partner


     By: /s/ Michael Ruff
        ------------------------------
        Michael Ruff, President


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